CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to all references to our firm included in or made a part of this Form N-1A registration statement for the Wasatch Micro-Cap Value Fund.


                              ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
September 12, 1997.